SUMMARY PROSPECTUS    |    AUGUST 29, 2016

IndexIQ ETF Trust

IQ Enhanced Core Bond U.S. ETF

AGGE

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated August 29, 2016 and statement of additional information dated August 29, 2016, are incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at indexiq.com/education.html; by calling IndexIQ Funds at 888-934-0777 or by sending an email request to info@indexiq.com.

AGGE LISTED ON NYSE ARCA    |   CUSIP # 45409B487

Summary Information

IQ Enhanced Core Bond U.S. ETF

Investment Objective

The Fund seeks investment results that track (before fees and expenses) the price and yield performance of its underlying index, the IQ Enhanced Core Bond U.S. Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.01%
Acquired Fund Fees & Expenses(a)	0.13%
Total Annual Fund Operating Expenses	0.39%
Fee Waiver(b)	0.05%
Total Annual Fund Operating Expenses After Fee Waiver	0.34%

(a)	Acquired Fund Fees & Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.
(b)	IndexIQ Advisors LLC (the “Advisor”) has contractually agreed, until August 28, 2017, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$35	$109

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. As of the fiscal year ended April 30, 2016, the Fund had not yet commenced operations, therefore, information about the Fund’s portfolio turnover rate is not yet available.

Principal Investment Strategies

The Fund is a “fund of funds” which means it invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. The Underlying Index seeks to outperform the U.S. dollar-denominated taxable fixed income universe by using a combination of short- and long-term momentum to overweight and underweight various sectors of the investment grade U.S. fixed income securities market (the “Investment Grade Market”).

The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with IndexIQ LLC’s (“IndexIQ”) rules-based methodology of such Underlying Index. Such Underlying Index Components will include primarily ETFs and/or other exchange-traded vehicles organized in the U.S. (“ETVs”) (such ETFs and ETVs are referred to collectively as “exchange-traded products” or “ETPs”). As of August 1, 2016, the Underlying Index consists of 16 Underlying Index Components. The Fund may invest more than 25% of its assets in an Underlying Index Component. The Fund may also invest in other securities and instruments, including but not limited to futures contracts and swap agreements (collectively, “Financial Instruments”) and bonds. The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, directly or indirectly through ETPs, in bonds, which include all types of debt securities, of U.S. issuers.

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ with New York Life Investment Management LLC (“NYLIM”) acting as index consultant to IndexIQ. The

Underlying Index follows a rules-based methodology to construct an index consisting of investments in various sectors of the Investment Grade Market. The sectors of the Investment Grade Market in which the Underlying Index principally invests are:

•	Short-term U.S. Treasuries (1-3 year maturities);
•	Intermediate-term U.S. Treasuries (3-10 year maturities);
•	Long-term U.S. Treasuries (greater than 10 year maturities);
•	Investment grade corporate bonds; and
•	Investment grade mortgage-backed securities.

The Underlying Index weights each of the various sectors of the Investment Grade Market based on the total return momentum of each fixed income sector. Momentum is measured by comparing the average total return index of the fixed income market sector over a short-term period with the sector’s average total return index over a longer-term period, while taking into account the volatility of the sector. Volatility is the standard deviation of returns and measures the amount of fluctuation in a security’s or group of securities’ value over time. The Underlying Index overweighs fixed income sectors with high momentum and underweights fixed income sectors with low momentum. The exposure of the Underlying Index to different sectors of the Investment Grade Market will vary over time. The maximum exposure of the Underlying Index to any single sector of the Investment Grade Market is 50% of the Underlying Index. Over long-term periods, the Underlying Index is expected to have similar volatility to the investment grade U.S. fixed income securities market. However, the Underlying Index’s and Fund’s volatility during certain periods may materially exceed the volatility of the investment grade U.S. fixed income securities market. The Underlying Index rebalances monthly.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the ETPs in which it invests.

Underlying Funds Risk

An investment in the Fund is subject to the risks associated with the underlying ETPs that comprise the Fund’s Underlying Index. These risks include:

•	Credit Risk. An issuer or guarantor of a bond might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on a bond when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the bond, sometimes dramatically.
•	Interest Rate Risk. The value of bonds may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on bonds from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain bonds, which may reduce the liquidity and increase the volatility of such bonds.
•	Mortgage-Backed Securities Risk. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

Exchange Traded Product Risk

The value of the Fund’s investment in ETPs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings.

Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Replication Management Risk

Unlike many investment companies, the Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Trading Price Risk

Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels or it could ultimately liquidate.

Performance Information

As of the date of this Prospectus, the Fund has not completed a full calendar year and therefore does not report its performance information.

Investment Advisor

IndexIQ Advisors LLC is the investment advisor to the Fund.

Portfolio Manager

The professionals jointly and primarily responsible for the day-to-day management of the Fund are Paul (Teddy) Fusaro and Greg Barrato. Mr. Fusaro, who is Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception and Mr. Barrato, who is Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Retail investors may acquire Shares on NYSE Arca, Inc. through a broker-dealer.

Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite S-710
Rye Brook, New York 10573
1-888-934-0777
www.IQetfs.com